                                                                  EXECUTION COPY





                          COMPLETION GUARANTY AGREEMENT

                                  BY AND AMONG

                              ACCURIDE CORPORATION,

                       INDUSTRIA AUTOMOTRIZ, S.A. DE C.V.,

                        ACCURIDE DE MEXICO, S.A. DE C.V.

                                       and

                CITIBANK MEXICO, S.A., GRUPO FINANCIERO CITIBANK,

                                    as Lender

                            Dated as of July 9, 1998





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                                TABLE OF CONTENTS

SECTION  PAGE

PARTIES  1

RECITALS 1

ARTICLE I COMPLETION
         SECTION 1.01  COMPLETION   1
         SECTION 1.02  COMPLETION CERTIFICATES       2
         SECTION 1.03  COMPLETION UNDERTAKING        2
         SECTION 1.04  WAIVER OF COMPLETION CONDITIONS        2
         SECTION 1.05  COMPLETION OF NON-CONFORMING PLANT     2

ARTICLE II FUNDS TO COMPLETE
         SECTION 2.01  FUNDS TO COMPLETE    3
         SECTION 2.02  NOTICE OF DEFAULT    4
         SECTION 2.03  PRO RATA SHARES      4
         SECTION 2.04  OBLIGATIONS ABSOLUTE 4
         SECTION 2.05  WAIVERS AND ACKNOWLEDGMENTS   6
         SECTION 2.06  SEPARATE UNDERTAKING 6
         SECTION 2.07  RELEASE UPON PREPAYMENT OF ADVANCES    6

         SECTION 2.08.  COMPLETION GUARANTY NOT APPLICABLE TO
           OBLIGATIONS UNDER THE NOTES        7

ARTICLE  III TERMINATION OF OBLIGATIONS
         SECTION 3.01 TERMINATION UPON COMPLETION   7
         SECTION 3.02 TERMINATION PRIOR TO COMPLETION   7
         SECTION 3.03 EFFECT OF TERMINATION      7

ARTICLE IV REPRESENTATIONS AND WARRANTIES
         SECTION 4.01  REPRESENTATIONS AND WARRANTIES OF EACH SHAREHOLDER      7

ARTICLE V COVENANTS
         SECTION 5.01  COVENANTS OF EACH SHAREHOLDER 10

ARTICLE  VI COMPLETION DEFAULTS SECTION 6.01 COMPLETION DEFAULTS 12
         SECTION 6.02 COMPLETION DEFAULT REMEDIES 13

ARTICLE VII MISCELLANEOUS
         SECTION 7.01  AMENDMENTS   13
         SECTION 7.02  NOTICES, ETC.        13
         SECTION 7.03  NO WAIVER; REMEDIES  14


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         SECTION 7.04  BINDING EFFECT       14
         SECTION 7.05  EXECUTION IN COUNTERPARTS     14
         SECTION 7.06  EXECUTION IN TWO LANGUAGES    14
         SECTION 7.07  JURISDICTION, ETC.   14
         SECTION 7.08  JUDGMENT     16
         SECTION 7.09  GOVERNING LAW        16
         SECTION 7.10  THIRD PARTY BENEFICIARIES     16
         SECTION 7.11  ENTIRE AGREEMENT     16
         SECTION 7.12  WAIVER OF JURY TRIAL 17

SIGNATURES       16


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                          COMPLETION GUARANTY AGREEMENT


                  This Completion Guaranty Agreement (this "AGREEMENT"), dated as of July 9, 1998, is made by and among ACCURIDE CORPORATION, a Delaware corporation ("ACCURIDE"), INDUSTRIA AUTOMOTRIZ, S.A. DE C.V., a corporation organized and existing under the laws of the United Mexican States ("IASA", and together with Accuride, each a "SHAREHOLDER" and collectively the "SHAREHOLDERS"), ACCURIDE DE MEXICO, S.A. DE C.V., a corporation organized and existing under the laws of the United Mexican States (the "BORROWER"), and CITIBANK MEXICO, S.A., GRUPO FINANCIERO CITIBANK, as Lender (the "LENDER") party to the Credit Agreement (as defined below).

                  PRELIMINARY STATEMENTS:

                  (1) The Borrower and the Lender have entered into that certain Credit Agreement dated as of the date hereof (such Credit Agreement, as it hereafter may be amended, supplemented or otherwise modified from time to time, being referred to herein as the "CREDIT AGREEMENT"; capitalized terms defined in the Credit Agreement and not otherwise defined herein will be used herein as defined in the Credit Agreement.

                  (2) It is a condition precedent to the making of Advances by the Lender under the Credit Agreement that the Shareholders shall have executed and delivered this Agreement.

                  NOW, THEREFORE, in consideration of the premises, the Shareholders, the Borrower and the Lender hereby agree as follows:

                                    ARTICLE I

                                   COMPLETION

                  SECTION 1.01 COMPLETION. Subject to Section 1.05 hereof, completion of the Plant (the "COMPLETION") shall occur on the first date (the "COMPLETION DATE") on which the Lender receives from the Borrower all of the certificates contemplated by Section 1.02 hereof. The Completion Certificates required by Section 1.02 may be delivered together or separately in any order and at any time and from time to time on or prior to the Completion Date, PROVIDED THAT the Legal Conditions Certificate referred to in clause (c) of
Section 1.02 and the Insurance Certificate referred to in clause (d) of
Section 1.02 shall be dated as of a date not earlier than the latest of the dates of the Physical Facilities Certificate referred to in clause (a) of
Section 1.02 and the Operations Certificate referred to in clause (b) of
Section 1.02.

                  SECTION 1.02 COMPLETION CERTIFICATES. Completion shall occur on the first date on which the Lender receives from the Borrower all of the following certificates:


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                  (a) PHYSICAL FACILITIES CERTIFICATE. A certificate of the
         Borrower, executed by a Senior Officer and acknowledged by the Independent Engineer, substantially in the form set forth in Appendix A-1.

                  (b) OPERATIONS CERTIFICATE. A certificate of the Borrower, executed by a Senior Officer and acknowledged by the Independent Engineer, substantially in the form set forth in Appendix A-2.

                  (c) LEGAL CONDITIONS CERTIFICATE. A certificate of the Borrower, executed by a Senior Officer, substantially in the form set forth in Appendix A-3.

                  (d) INSURANCE CERTIFICATE. A certificate of the Borrower, executed by a Senior Officer and acknowledged by the Insurance Consultant, substantially in the form set forth in Appendix A-4.

                  SECTION 1.03 COMPLETION UNDERTAKING. Each Shareholder severally undertakes to use its best efforts to cause the Completion Date to occur by March 31, 2000.

                  SECTION 1.04 WAIVER OF COMPLETION CONDITIONS. Completion shall be deemed to have occurred, even if the conditions set forth in Section
1.01 have not been satisfied, if the Lender delivers a notice to the Borrower and the Shareholders stating that Completion has occurred.

                  SECTION 1.05 COMPLETION OF NON-CONFORMING PLANT. If the Lender shall receive from the Borrower all the certificates required in
Section 1.02 hereof other than the certificate required by Section 1.02(b), Completion shall nonetheless be deemed to have occurred if the following conditions are met:

                  (a) The Lender shall have received a certificate of the Borrower, executed by a Senior Officer and acknowledged by the Independent Engineer, substantially in the form set forth in Appendix A-2 except that the "90%" in paragraph (e) thereof shall be replaced by such other percentage as shall apply (such other percentage being the "ACTUAL CAPACITY").

                  (b) The Commitments under the Credit Agreement shall have been reduced ratably by an aggregate amount equal to the following formula: amount = C TIMES { 90-P(100) } OVER 100 TIMES 1.25 where AMOUNT is the aggregate amount by which the Commitments should be ratably reduced, C is the aggregate amount of the Commitments immediately prior to such reduction and P is the Actual Capacity expressed as a fraction (E.G., 80% would be "0.80").

                  (c) If, in giving effect to the reduction of the Commitments pursuant to subsection (b) above, the aggregate principal amount of the outstanding Term Advances exceeds the reduced Term Commitment or the aggregate principal amount of the outstanding Working Capital Advances exceed the Working Capital Commitment, then


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         the Shareholders shall have made a prepayment of the Term Advances and/or the Working Capital Advances, as the case may be, in an amount of principal equal to such excess, together with accrued and unpaid interest thereon and all other amounts due and payable under the Credit Agreement with respect to such amount of principal.


                                    ARTICLE II

                                FUNDS TO COMPLETE

                  SECTION 2.01 FUNDS TO COMPLETE. (a) Prior to Completion, each Shareholder shall provide (or cause to be provided) Shareholder funding, in proportion to such Shareholder's Pro Rata Share (as defined in Section 2.03), at such times and in such amounts as may be necessary (taking into account all Advances made and those to be made to the Borrower under the Credit Agreement in accordance with the terms thereof) in order to pay when required or due all costs and expenses incurred by or on behalf of the Borrower in connection with the construction, development, design, engineering, acquisition, financing, outfitting, testing, start-up and completion of the Plant, including the cost of Plant equipment and each of the following (such funding being the "FUNDS TO COMPLETE"): (i) all amounts payable by the Borrower to its contractors, suppliers and subcontractors pursuant to the Construction Documents; (ii) the costs and expenses of all engineering, legal, accounting and other professional advisers properly incurred by the Borrower in connection with and attributable to the Plant;
(iii) costs of Required Insurance; (iv) administration and maintenance costs incurred during the construction period; and (vi) value-added tax, other taxes and customs charges payable in respect of any of the above.

                  (b) The Funds To Complete shall be paid by the Shareholders in the form of either (i) the subscription to additional shares of common stock of the Borrower or other additional contributions to the owners' equity of the Borrower or (ii) the lending of such funds to the Borrower, PROVIDED that (A) on the date of such lending no event shall have occurred and shall be continuing, or would result from such lending, that constitutes a Default and (B) the obligation of the Borrower to repay such funds (and interest thereon) is duly subordinated in right of payment, in writing and upon terms (including, without limitation, terms regarding maturity) satisfactory to the Lender, to the obligations of the Borrower under the Credit Agreement and the Notes.

                  (c) Each Shareholder agrees punctually to pay its Pro Rata Share of all Funds To Complete.

                  SECTION 2.02 NOTICE OF DEFAULT. The Borrower or any Shareholder, as the case may be, shall notify the Lender, promptly, but in any event within three Business Days, of the failure of any Shareholder to make a timely payment in respect of Funds To Complete which such Shareholder is obligated to pay, and of the subsequent payment thereof.


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                  SECTION 2.03 PRO RATA SHARES. The obligations of the
Shareholders under this Agreement are several, and not joint and several, in the following pro rata shares (the "PRO RATA SHARES"):

                  Accuride          51%
                  IASA              49%

Accordingly, notwithstanding any other provisions of this Agreement, neither the Completion Default (as defined in Section 6.01) of a Shareholder nor the failure of a Shareholder to meet any of its other obligations hereunder shall increase the Pro Rata Share of the other Shareholder. The Pro Rata Share of a Shareholder shall not be affected by any transfer of a Shareholder's interest in the Borrower or by subscription of additional shares of the Borrower, unless the Shareholder acquiring the additional interest expressly agrees to assume the corresponding obligation of the transferring Shareholder and the Lender shall have consented to such adjustment.

                  SECTION 2.04 OBLIGATIONS ABSOLUTE. Each Shareholder will perform its obligations under this Agreement regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of the terms of the Loan Documents or Construction Documents or any other document related thereto or the rights of the Lender with respect thereto. The obligations of each Shareholder under this Agreement are independent of the Loan Documents and Construction Documents, and a separate action or actions may be brought and prosecuted against each Shareholder to enforce this Agreement, irrespective of whether any action is brought against the other Shareholder, the Borrower or whether the Borrower or the other Shareholder is joined in any such action or actions. The obligations of each Shareholder under this Agreement shall be absolute and unconditional irrespective of:

                  (i) any lack of validity or enforceability of any Loan Document, any Construction Document or any other agreement or instrument relating thereto or any collateral therefor;

                  (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of any Loan Party under the Loan Documents or Construction Documents, or any other amendment or waiver of or any consent to departure from the Loan Documents or Construction Documents, including, without limitation, any increase in the Notes or the obligations of the Borrower under the Credit Agreement resulting from the extension of additional credit to the Borrower or any of its subsidiaries or otherwise;

                  (iii) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, whether for payment, collection or performance, for the Loan Documents or Construction Documents;

                  (iv) any manner of application of collateral, or proceeds thereof, to all or any of the obligations evidenced by the Loan Documents or Construction Documents, or any manner of sale or other disposition of any collateral for all or any of the obligations evidenced by the Loan Documents or Construction Documents or any other assets of the Borrower or any of its subsidiaries;

                  (v) any change, restructuring or termination of the corporate structure or existence of the Borrower or any of its subsidiaries; or

                  (vi) any other circumstance (including, without limitation, any statute of limitations) which might otherwise constitute a defense available to, or a discharge of, the Borrower or a surety.

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations of the Borrower under the Loan Documents or Construction Documents is rescinded or must otherwise be returned by the Lender or any other Person upon the insolvency, bankruptcy or reorganization of the Borrower or any other Loan Party or otherwise, all as though such payment had not been made.

                  SECTION 2.05 WAIVERS AND ACKNOWLEDGMENTS. (a) Each Shareholder hereby waives promptness, diligence, notice of acceptance and any other notice with respect to the Loan Documents or Construction Documents and any requirement that the Lender protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right to take any action against the Borrower or any other Person or any collateral.

                  (b) Each Shareholder hereby waives any right to revoke this Agreement, and acknowledges that this Agreement is continuing in nature and relates to all Obligations under the Loan Documents and Construction Documents, whether existing now or in the future.

                  (c) Each Shareholder acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in this
Section 2.05 are knowingly made in contemplation of such benefits.

                  SECTION 2.06 SEPARATE UNDERTAKING. Without limiting the generality of any of the foregoing provisions of this Agreement, each Shareholder irrevocably waives, to the full extent permitted by applicable law and for the benefit of, and as a separate undertaking with, the Lender, any defense to the performance of this Agreement which may be available to a Shareholder as a consequence of this Agreement being rejected or otherwise not assumed by the Borrower or any trustee or other similar official for the Borrower or for any substantial part of the property of the Borrower, or as a consequence of this Agreement being otherwise terminated or modified, in any proceeding seeking to adjudicate the Borrower a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of the Borrower or the debts of the Borrower under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, whether such rejection, non-assumption, termination or modification be by reason of this Agreement being held to be an executory contract or by reason of any other circumstance. If a Shareholder is prevented from performing its Obligations under this Agreement to or for the benefit of the

Borrower because this Agreement shall be so rejected or otherwise not assumed, or so terminated or modified, each Shareholder agrees for the benefit of, and as a separate undertaking with, the Lender that it will be unconditionally liable to pay to the Lender an amount equal to each payment which would otherwise be payable by a Shareholder under or in connection with this Agreement if this Agreement were not so rejected or otherwise not assumed or were otherwise not so terminated or modified.

                  SECTION 2.07 RELEASE UPON PREPAYMENT OF ADVANCES. Notwithstanding anything to the contrary herein, the Shareholders shall be released of their obligations under Section 2.01 hereof upon (a) payment or prepayment in full of all Advances then outstanding under the Credit Agreement, together with all accrued and unpaid interest thereon and all other amounts due and payable under the Credit Agreement and (b) termination of all the Lender's obligations under the Credit Agreement, including without limitation the Lender's obligation to make Advances thereunder.

                  SECTION 2.08. COMPLETION GUARANTY NOT APPLICABLE TO OBLIGATIONS UNDER THE CREDIT AGREEMENT OR THE NOTES. Neither Shareholder (whether as guarantor or otherwise) shall be required pursuant to this Agreement to pay or otherwise discharge any Obligation of the Borrower arising under the Credit Agreement or any of the Notes, and no provision in this Agreement shall be interpreted as imposing any such requirement on either of the Shareholders.


                                   ARTICLE III

                           TERMINATION OF OBLIGATIONS

                  SECTION 3.01 TERMINATION UPON COMPLETION. This Agreement shall terminate upon Completion. Promptly, but in any case within three Business Days after such termination, the Lender shall notify the Shareholders and the Borrower of such termination; provided, however, that no failure on the part of the Lender to so notify the Shareholders and the Borrower will extend or otherwise delay the date of such termination.

                  SECTION 3.02 TERMINATION PRIOR TO COMPLETION. The Borrower may arrange at any time for insurance, a guaranty or another comparable arrangement in form and substance, and from a Person or Persons, acceptable to the Lender as a replacement for the Obligations of each of the Shareholders under this Agreement. This Agreement shall terminate upon acceptance in writing by the Lender of any such replacement arrangement.

                  SECTION 3.03 EFFECT OF TERMINATION Upon any termination of this Agreement, all Obligations of the Borrower and of each Shareholder under this Agreement shall terminate.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  SECTION 4.01 REPRESENTATIONS AND WARRANTIES OF EACH SHAREHOLDER. Each of the Shareholders hereby represents and warrants with respect to itself as follows:

                  (a) Such Shareholder (i) is a corporation duly organized, validly existing and, as to Accuride, in good standing under the laws of the jurisdiction of its incorporation, and (ii) has all requisite corporate power and authority (including, without limitation, all material governmental licenses, permits and other approvals) to own its shares of stock of the Borrower and to enter into this Agreement.

                  (b) The execution, delivery and performance of this Agreement and each Related Document to which such Shareholder is or is to be a party have been duly authorized by all necessary corporate action on the part of such Shareholder, and do not (i) contravene such Shareholder's charter or bylaws, (ii) violate any applicable provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to such Stockholder, (iii) result in the breach of, or constitute a default under, any loan agreement, indenture, mortgage, deed of trust or other financial instrument, or any other material contract or agreement, binding on or affecting such Shareholder or any of its properties or (iv) except for the Liens created under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of such Shareholder.

                  (c) Other than those that have already been obtained and as set forth in Schedule 4.01(c) and are in full force and effect, no authorization or approval (including, in the case of the IASA, exchange control approval) or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by such Shareholder of this Agreement or any Related Document to which it is or is to be a party.

                  (d) Each of this Agreement and the Related Documents to which such Shareholder is a party has been duly executed and delivered by such Shareholder and is the legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditor's rights generally or by general principles of equity.

                  (e) In the case of Accuride, the Consolidated balance sheet of each of Accuride and its respective Subsidiaries as at December 31, 1997, and the related Consolidated statements of income and cash flow of Accuride and its Subsidiaries for the fiscal year then ended, accompanied by an opinion of Deloitte & Touche LLP, independent public accountants, copies of which have been furnished to the Lender, fairly present in all material respects the Consolidated financial condition of Accuride and its respective Subsidiaries as at such date and the Consolidated results of the operations of Accuride and its Subsidiaries for the fiscal year ended on such date, all in accordance with generally accepted accounting principles applied on a consistent basis (unless otherwise expressly noted therein), and since December 31, 1997, there has been no Material Adverse Change other than as a result of the Acquisition as defined in, and the transactions contemplated by, the Credit Agreement dated as of January 21, 1998 among Accuride, Accuride Canada, Inc., the financial institutions party thereto as Lenders, the Issuing Bank and the Swing Line Bank, Citicorp USA, Inc. as Administrative
         Agent, Citicorp Securities, Inc. as Arranger, Bankers Trust Company as Syndication Agent, and Wells Fargo Bank N.A. as Documentation
         Agent, and the issuance of $200,000,000 aggregate principal amount of Accuride's 9 1/4% Senior Subordinated Notes Due 2008, issued
         January 21, 1998.


                  (f) In the case of IASA, the Consolidated balance sheet of each of IASA and its respective Subsidiaries as at December 31, 1997, and the related Consolidated statements of income and cash flow of IASA and its Subsidiaries for the fiscal year then ended, accompanied by an opinion of Saldivar y Asociados, independent public accountants, copies of which have been furnished to the Lender fairly present in all material respects the Consolidated financial condition of IASA and its respective Subsidiaries as at such date and the Consolidated results of the operations of IASA and its Subsidiaries for the fiscal year ended on such date, all in accordance with generally accepted accounting principles in Mexico, applied on a consistent basis (unless otherwise expressly noted therein), and since December 31, 1997, there has been no Material Adverse Change.

                  (g) No information, exhibit or report furnished by such Shareholder to the Lender in writing in connection with the negotiation of this Agreement or the other Loan Documents or pursuant to the terms of this Agreement contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made herein and therein, taken as a whole, not misleading at such time in light of the circumstances in which the same were made, it being understood that for purposes of this Section 4.01(g), such factual information does not include projections and pro forma financial information.

                  (h) There is no action, suit, investigation, litigation or proceeding affecting such Shareholder pending or, to the knowledge of such Shareholder, threatened before any court, governmental agency or arbitrator that (i) could reasonably be expected to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Agreement, any other Loan Document or any Related Document or the consummation of the transactions contemplated hereby.

                  (i) There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

                  (j) Each Shareholder has, independently and without reliance upon the Lender and based on documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.


                                    ARTICLE V

                                    COVENANTS

                  SECTION 5.01 COVENANTS OF EACH SHAREHOLDER. So long as any Advance shall remain unpaid or the Lender shall have any Commitment, each Shareholder will:

                  (a) PRESERVATION OF CORPORATE EXISTENCE, ETC. Preserve and maintain its existence, legal structure, legal name, rights (charter and statutory), permits, licenses, approvals, privileges and franchises, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; PROVIDED, HOWEVER, that such Shareholder shall not be required to preserve any right, permit, license, approval, privilege or franchise if the Board of Directors of such Shareholder shall determine that the preservation thereof is no longer desirable in the conduct of the business of such Shareholder and that the loss thereof is not disadvantageous in any material respect to such Shareholder or the Lender.

                  (b) CONDUCT OF BUSINESS. In the case of Accuride, engage primarily in the vehicle component business and any activity or business incidental, directly related or similar thereto, and any other lines of business carried on by such Shareholder on the date hereof or utilizing such Shareholder's manufacturing capabilities on the date hereof, and/or such other businesses or activities that constitute a reasonable extension, development or expansion thereof or that are ancillary or reasonably related thereto; in the case of IASA, engage primarily in the autoparts business.

                  (c) VISITATION RIGHTS. At any reasonable time and from time to time, upon reasonable notice and during normal business hours, permit any authorized representatives designated by the Lender to examine and make abstracts from the records and books of account of, and visit the properties of, such Shareholder and to discuss the affairs, finances and accounts of such Shareholder with any of its officers or directors and with their independent certified public accountants, PROVIDED that such Shareholder may, if it so chooses, be present at or participate in any such discussion.

                  (d) KEEPING OF BOOKS. Keep proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of such Shareholder in accordance with, in the case of Accuride, GAAP and, in the case of IASA, Mexican GAAP, as in effect from time to time.

                  (e)      REPORTING REQUIREMENTS.  Furnish to the Lender:

                           (i) DEFAULT OR LITIGATION NOTICE. Promptly upon any
                  Senior Officer of such Shareholder obtaining knowledge thereof, notice of (i) the occurrence of any event that constitutes a Completion Default, which notice shall specify the nature thereof, the period of existence thereof and what action such Shareholder proposes to take with respect thereto, and (ii) any litigation or governmental proceeding pending against such Shareholder that could reasonably be expected to result in a Material Adverse Effect.

                           (ii) QUARTERLY FINANCIALS. As soon as available and
                  in any event within 60 days after the end of each of the first three fiscal quarters of each fiscal year of such Shareholder,
                  (A) in the case of Accuride, a Consolidated balance sheet of Accuride and its Subsidiaries as of the end of such fiscal quarter and the related Consolidated statements of income and cash flow for the period commencing at the end of the previous fiscal quarter and ending with the end of such fiscal quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such fiscal quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year of such Shareholder, all in reasonable detail and duly certified (subject to year-end audit adjustments) by the chief financial officer of Accuride as having been prepared in accordance with GAAP, and (B) in the case of IASA, a Consolidated balance sheet of IASA and its Subsidiaries as of the end of such fiscal quarter and the related Consolidated statements of income and cash flow for the period commencing at the end of the previous fiscal quarter and ending with the end of such fiscal quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such fiscal quarter, in the form required to be provided to the Mexican Bolsa de Valores, together with such other financial information as shall be provided by IASA with respect to such fiscal quarter to the Mexican Bolsa de Valores, and in the case of either (A) or
                  (B), a certificate of an officer of such Shareholder stating that no Completion Default has occurred and is continuing or, if a Completion Default has occurred and is continuing, a statement as to the nature thereof and the action that such Shareholder has taken and proposes to take with respect thereto.

                           (iii) ANNUAL FINANCIALS. As soon as available and in
                  any event within 120 days after the end of each fiscal year of such Shareholder, a Consolidated balance sheet of such Shareholder and its Subsidiaries as of the end of such fiscal year and the related Consolidated statements of income and cash flow for such fiscal year setting forth in each case in comparative form the corresponding figures for the previous fiscal year of such Shareholder, accompanied by an opinion which shall be unqualified as to the scope of the audit and as to the going concern status of such Shareholder and its Subsidiaries taken as a whole, of independent public accountants of recognized standing, together with a certificate of such accounting firm to the Lender stating that in the course of the regular audit of the business of such Shareholder and its Subsidiaries, which audit was conducted by such accounting firm in accordance with applicable generally accepted auditing standards, such accounting firm has obtained no knowledge that a Completion Default has occurred and is continuing, or if, in the opinion of such accounting firm, a Completion Default has occurred and is continuing, a statement as to the nature thereof.

                           (iv) Promptly after the sending or filing thereof,
                  copies of all proxy statements, financial statements and reports that such Shareholder sends to its stockholders, and copies of all regular, periodic and special reports, and all registration statements, that such Shareholder files with the Securities and Exchange Commission or any governmental authority that may be substituted therefor or any equivalent governmental authority in Mexico, or with any national securities exchange in the United States or Mexico (in each case to the extent not theretofore delivered to the Lender pursuant to this Agreement), and with reasonable promptness such other information (financial or otherwise) as the Lender may reasonably request in writing from time to time.

                  (f) Within 30 days after the date hereof, provide to the Lender a Spanish translation of this Agreement, duly executed and delivered by such Shareholder and in form and substance satisfactory to the Lender.


                                   ARTICLE VI

                               COMPLETION DEFAULTS

                  SECTION 6.01 COMPLETION DEFAULTS. Each of the following events shall be a default of a Shareholder (each a "COMPLETION DEFAULT") insofar as it relates to such Shareholder:

                  (a) PAYMENT DEFAULT. Such Shareholder fails to pay or cause to be paid, or to have paid on its behalf, on the date on which the same is due and payable, any amount due pursuant to this Agreement and such default is not remedied within 30 days.

                  (b) BREACH OF REPRESENTATION OR WARRANTY UNDER THIS AGREEMENT. A representation or warranty made by such Shareholder in this Agreement proves to have been false in any material respect as and when made and the condition causing such falsity has a material adverse effect on the ability of such Shareholder to meet its obligations under this Agreement.

                  (c) BREACH OF COVENANT, ETC. Such Shareholder fails to perform or observe in any material respect any other term, covenant or agreement contained herein to be performed or observed by it and such failure continues unremedied for 30 days after notice thereof is given by the Lender to such Shareholder.

                  (d)      BANKRUPTCY EVENT.  The Bankruptcy of a Shareholder.

                  (e) AGREEMENT UNENFORCEABLE. This Agreement is declared in a final, non-appealable judgment of a court of competent jurisdiction to be unenforceable against such Shareholder or such Shareholder shall have repudiated its obligations hereunder. For this purposes a statement or a dispute regarding the scope or nature of the parties' rights and obligations under this Agreement or a failure to perform any particular obligation as a result of such statement or dispute shall not by itself be deemed to be a repudiation thereof other than a failure that would otherwise constitute a Completion Default.

                  SECTION 6.02 COMPLETION DEFAULT REMEDIES. Upon the occurrence and during the continuance of a Completion Default, the Lender shall be entitled to the remedies afforded to it as set forth in the Credit Agreement.


                                   ARTICLE VII

                                  MISCELLANEOUS

                  SECTION 7.01 AMENDMENTS. This Agreement may be amended only by an agreement in writing signed by each party hereto.

                  SECTION 7.02 NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) in the English language (or accompanied by an accurate English language translation upon which any recipient shall have the right to rely for all purposes) and mailed, telegraphed, telecopied, telexed or delivered, if to a party hereto, at its address indicated on the signature pages hereto, or at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or of any Exhibit hereto to be executed and delivered hereunder shall be effective as delivery of a manually executed counterpart thereof.

                  SECTION 7.03 NO WAIVER; REMEDIES. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  SECTION 7.04 BINDING EFFECT. This Agreement shall become effective when the conditions set forth in Section 3.01 of the Credit Agreement shall have been either fulfilled or waived and shall thereafter be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  SECTION 7.05 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 7.06 EXECUTION IN TWO LANGUAGES. This Agreement shall be executed in both the English and Spanish languages, both of which bind the parties hereto and constitute but one agreement; PROVIDED, HOWEVER, that in case of doubt as to the proper interpretation or construction of this Agreement, the English text shall be controlling in all cases except with respect to any action brought in the courts of Mexico, in which case the Spanish text shall be controlling.

                  SECTION 7.07 JURISDICTION, ETC. (a) Each of the parties hereto irrevocably agrees that any legal action, suit or proceeding arising out of or relating to this Agreement may be brought in the courts of the State of New York or of the United States of America located in the Southern District of New York or in the courts of the Federal District of Mexico, at the election of the plaintiff (except that the Lender shall not commence legal proceedings against Accuride in Mexico). Final judgment against the Borrower or any Shareholder in any such action, suit or proceeding shall be conclusive and may be enforced in any other jurisdiction, including Mexico, by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the judgment, or in any other manner provided by law.

                  (b) By the execution and delivery of this Agreement, the each of the parties irrevocably submits to the non-exclusive jurisdiction of the courts of the State of New York and of the United States of America located in the Southern District of New York in any such action, suit or proceeding and designates, appoints and empowers CT Corporation Systems, at 1633 Broadway, New York, NY 10019 as its authorized agent to receive for and on its behalf service of any summons, complaint or other legal process in any such action, suit or proceeding in the State of New York for so long as any obligation of the Borrower or any Shareholder shall remain outstanding hereunder. The Borrower and each Shareholder shall grant an irrevocable power of attorney to CT Corporation Systems in respect of such appointment and shall maintain such power of attorney in full force and effect for so long as any obligation of the Borrower or any Shareholder shall remain outstanding hereunder.

                  (c) Nothing in this Agreement shall affect the right of the Lender to commence legal proceedings or otherwise sue the Borrower or any Shareholder in Mexico or any other appropriate jurisdiction (except that the Lender shall not commence legal proceedings against Accuride in Mexico), or to serve process, pleadings and other legal papers upon the Borrower or any Shareholder in any manner authorized by the laws of any such jurisdiction.

                  (d) As long as this Agreement remains in force, the Borrower and each Shareholder shall maintain a duly appointed agent for the service of summons, complaint and other legal process in New York, New York, United States, for purposes of any legal action, suit or proceeding the Lender may bring in respect of this Agreement. The Borrower shall keep the Lender advised of the identity and location of such agent.

                  (e) The Borrower and each Shareholder also irrevocably consent, if for any reason its authorized agent for service of process of summons, complaint and other legal process in any such action, suit or proceeding is not present in New York, New York, service of such papers may be made out of those courts by mailing copies of the papers by registered United States air mail, postage prepaid, to the Borrower and each Shareholder at its address specified on the signature pages hereto. In such a case, the Lender shall also send by telex or facsimile, or have sent by telex or facsimile, a copy of the papers to the Borrower and each Shareholder.

                  (f) Service in the manner provided in subsection (e) above in any such action, suit or proceeding will be deemed personal service, will be accepted by the Borrower and each Shareholder as such and will be valid and binding upon the Borrower and each Shareholder for all purposes of any such action, suit or proceeding.
                  (g) The Borrower and each Shareholder hereby irrevocably waive: (i) any objection which it may have now or in the future to the laying of the venue of any such action, suit or proceedings in any court referred to in this Section; and (ii) any claim that any such action, suit or proceedings has been brought in an inconvenient forum.

                  SECTION 7.08 JUDGMENT. (a) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in Dollars into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Lender could purchase Dollars with such other currency at Citibank in New York, New York on the Business Day preceding that on which final judgment is given.

                  (b) The obligations of the Borrower and each Shareholder in respect of any sum due from it to the Lender hereunder held by the Lender shall, notwithstanding any judgment in a currency other than Dollars be discharged only to the extent that on the Business Day of receipt by the Lender of any sum adjudged to be so due in such other currency the Lender may in accordance with normal banking procedures purchase Dollars with such other currency; if the Dollars so purchased are less than the sum originally due by the Borrower or any Shareholder to the Lender in Dollars, the Borrower and each Shareholder agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Lender against such loss, and if the Dollars so purchased exceed the sum originally due by the Borrower or any Shareholder to the Lender in Dollars, the Lender agrees to remit to the relevant party such excess.

                  SECTION 7.09 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, United States of America; PROVIDED, HOWEVER, that in connection with any legal action or proceeding (other than an action to enforce a judgment obtained in another jurisdiction) brought by the Lender in respect of this Agreement in the courts of Mexico or any political subdivision thereof, this Agreement shall be deemed to be an instrument made under the laws of Mexico and for such purposes shall be governed by, and construed in accordance with, the laws of Mexico.

                  SECTION 7.10 THIRD PARTY BENEFICIARIES. This Agreement is for the benefit of the parties hereto and their successors and permitted assigns and nothing herein expressed or implied shall give or be construed to give any person or entity, other than the parties hereto and such successors and assigns, any legal or equitable rights hereunder, except that the parties hereto agree that each Participant is a third party beneficiary to this Agreement, entitled to all the rights accruing thereto.

                  SECTION 7.11 ENTIRE AGREEMENT. This Agreement and the Exhibits and Schedules hereto constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, understandings, negotiations, correspondence, undertakings and communications, both oral and written, between the parties with respect to the subject matter hereof, including, without limitation, those provisions of the Accuride de Mexico, S.A. de C.V. Summary of Terms and Conditions (finally negotiated by the parties in May 1998) that deal with the subject of a "Completion Guaranty". There are no restrictions, promises, representations, warranties, covenants or undertakings by or between the parties with respect to the subject matter hereof other than those expressly set forth or referred to herein.

                  SECTION 7.12 WAIVER OF JURY TRIAL. The Borrower, each Shareholder and the Lender irrevocably waive all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of the Lender in the negotiation, administration, performance or enforcement thereof.


                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

                              ACCURIDE CORPORATION


                                    By:           /s/    Robert J. Fagerlin
                                       ------------------------------------
                                    Name:         Robert J. Fagerlin
                                    Title:        Vice President
                                    Address:      2315 Adams Lane
                                                  P.O. Box 40
                                                  Henderson, KY  42420

                                                  United States of America
                                                  Attn:  William Geubel

                                    with a copy to:

                                    Kohlberg Kravis Roberts & Co., L.P.
                                    2800 Sand Hill Road, Suite 200
                                    Menlo Park, CA  94205
                                    Attn:  Todd Fisher





                              INDUSTRIA AUTOMOTRIZ, S.A. DE C.V.


                                    By:         /s/    Gregorio Ramirez Jauregui
                                       -----------------------------------------
                                    Name:        Ing.  Gregorio Ramirez Jauregui
                                    Title:       Chairman of the Board
                                    Address:     Avenida Universidad 1011 Norte,
                                                 Planta Baja
                                                 San Nicolas de los Garza
                                                 Nuevo Leon
                                                 C.P.  66450 Mexico



                              CITIBANK MEXICO, S.A.,
                              GRUPO FINANCIERO CITIBANK


                                    By:          /s/   Samuel Libuic
                                       -----------------------------------------
                                    Name:         Samuel Libuic
                                    Title:        Attorney-in-Fact
                                    Address:      Reforma 390
                                                  Mexico City, D.F. 06696
                                                  Mexico



Accepted and agreed to as of the
date first written above:

ACCURIDE DE MEXICO, S.A. DE C.V.

By:         /s/  Robert J. Fagerlin
   --------------------------------
Name:         Robert J. Fagerlin
Title:        Director General
Address:      Avenida Universidad 1011 Norte,
              Planta Baja
              San Nicolas de los Garza
              Nuevo Leon
              C.P.  66450 Mexico

                                                                    Appendix A-1
                                                          to Completion Guaranty

                     FORM OF PHYSICAL FACILITIES CERTIFICATE


CITIBANK MEXICO, S.A.,
GRUPO FINANCIERO CITIBANK, as Lender
Grupo Financiero Citibank
Reforma 390,
Mexico City, Mexico, D.F.  06695

Attention:  Doug Schmidt

Re:  ACCURIDE DE MEXICO, S.A. DE C.V.

Ladies and Gentlemen:

     This is the certificate referred to in clause (a) of Section 1.02 of the Completion Guaranty Agreement, dated as of July 9, 1998 among the Borrower, ACCURIDE CORPORATION, a Delaware corporation, INDUSTRIA AUTOMOTRIZ, S.A. DE C.V., a corporation organized and existing under the laws of the United Mexican States, and CITIBANK, S.A., GRUPO FINANCIERO CITIBANK, as the same may be amended, supplemented or otherwise modified from time to time (the "COMPLETION GUARANTY"). Capitalized terms herein and in the appendices hereto, except as otherwise defined herein, shall have the meanings assigned to them in the Completion Guaranty.

     I, [Name of Senior Officer], as [_______________________] of the Borrower, hereby certify after due inquiry that:

     (a) As of the date hereof, the physical facilities and utilities of the Plant as described in Appendix A-1-A (the "PHYSICAL FACILITIES") have been installed substantially in accordance with the design documents, as amended in accordance with the provisions of Appendix A-1-A, are substantially complete and have become operational.

     (b) As of the date hereof, each of the Physical Facilities has been substantially completed, and each has been accepted by the Borrower from the contractors or sub-contractors in accordance with the contracts or sub-contracts for the construction or installation of each such facility.

     (c) Attached to this Physical Facilities Certificate is a true and complete copy of the Acknowledgment of the Independent Engineer in connection with this Physical Facilities Certificate.

     The Borrower hereby certifies, after due inquiry, that the facts stated by the Borrower in this Certificate are true and complete.

     IN WITNESS WHEREOF, I, [name of Senior Officer], have caused this certificate to be duly executed.

Dated:
                                      ACCURIDE DE MEXICO, S.A. DE C.V.



                                      By:
                                                Name:
                                                Title: [Senior Officer]

                                 ACKNOWLEDGMENT

     This Acknowledgment is being delivered by the undersigned, [Name of Independent Engineer], a [________________] duly organized and validly existing under the laws of the [State] of [_______________], in connection with the Completion Guaranty Agreement, dated as of July 9, 1998, among the Borrower, ACCURIDE CORPORATION, a Delaware corporation, INDUSTRIA AUTOMOTRIZ, S.A. DE C.V., a corporation organized and existing under the laws of the United Mexican States, and CITIBANK MEXICO, S.A., GRUPO FINANCIERO CITIBANK, as the same may be amended, supplemented or otherwise modified from time to time.

     [Name of Independent Engineer] hereby certifies that it has reviewed the Physical Facilities Certificate dated ______________ and has performed such inspections which we have, in our reasonable judgment, deemed necessary for purposes of this acknowledgment. Such inspections, including the names of our employees or agents who performed them, are described in Appendix A-1-B to this acknowledgment. Based on such inspections, we hereby certify that, to the best of our knowledge, each of the certifications of the Borrower set forth in the Physical Facilities Certificates is true and correct in all material respects as of the date hereof.

     IN WITNESS WHEREOF, [Name of Independent Engineer] has caused this acknowledgment to be duly executed.

Dated:

                                      [Name of Independent Engineer]



                                      By:
                                             Name:
                                             Title:

                                                                  Appendix A-1-A
                                                          to Completion Guaranty

                            PLANT PHYSICAL FACILITIES

     The Plant's physical facilities shall comprise at a minimum those facilities described hereafter. Physical facilities shall include facilities installed by the Plant to connect to third parties. Design modifications and improvements, as may be approved by the Borrower from time to time, will be accommodated within this appendix provided that these amendments are documented, transmitted to the Independent Engineer, approved by the Independent Engineer, if required, and a final complete listing of these changes is provided to the Independent Engineer prior to Completion.

Approval of the Independent Engineer is required for:

                  (i)      Modifications to the physical facilities including
                             but not limited to changes in:

                           -        Manufacturing equipment
                           -        Environmental facilities
                           -        Product lines

                           provided that only such modifications which
                             individually or in the aggregate materially impair the Plant's performance shall require the Independent Engineer's approval.

                  (ii)     Those modifications which could materially impair the
                             expected operating or maintenance costs or expected ongoing capital expenditures.

                  (iii)    Modifications which could impair environmental
                             compliance or any permit or license (in place or required).

                  (iv)     Modifications or contractor change orders which are
                             estimated to cost in aggregate more than $500,000 for changes to the facilities or which could affect schedule sequencing by more than 20 days.

Required Physical Facilities
1.       New Spinner #1
2.       New Truing Machine
3.       Line A-8
4.       Washer
5.       Waste Water Treatment Facility
6.       E-Coat System
7.       Line 427
8.       Line 468 or equivalent
9.       Raw Material Crane
10.      Emergency Electrical Plant to Protect E-Coat System
11.      600 T Press or equivalent

12.      Decoiler
13.      New Spinner #2
14.      New Spinner #3
15.      SARA Line with Decoiler
16.      Light Disc Press Line (L-4)
17.      Line A-11 with New Truing Machine and Washer

                                                                    Appendix A-2
                                                          to Completion Guaranty

                         FORM OF OPERATIONS CERTIFICATE

CITIBANK MEXICO, S.A.,
GRUPO FINANCIERO CITIBANK, as Lender
Grupo Financiero Citibank
Reforma 390,
Mexico City, Mexico, D.F.  06695

Attention:  Doug Schmidt

Re:  ACCURIDE DE MEXICO, S.A. DE C.V.

Ladies and Gentlemen:

     This is the certificate referred to in clause (b) of Section 1.02 of the Completion Guaranty Agreement, dated as of July 9, 1998, among the Borrower, ACCURIDE CORPORATION, a Delaware corporation, INDUSTRIA AUTOMOTRIZ, S.A. DE C.V., a corporation organized and existing under the laws of the United Mexican States, and CITIBANK MEXICO, S.A., GRUPO FINANCIERO CITIBANK, as the same may be amended, supplemented or otherwise modified from time to time (the "COMPLETION GUARANTY"). Capitalized terms herein and in the appendices hereto, except as otherwise defined herein, shall have the meanings assigned to them in the Completion Guaranty.

     I, [Name of Senior Officer], as [________________] of the Borrower, hereby certify after due inquiry that:

     (a) Attached to this certificate as Appendix B-2-A are copies of operating records, test results, inspection reports and other documentation relating to production by the Plant during the periods referred to in clause (c) below. Such documentation accurately reflects, in all material respects, the production of the Plant during the period to which it relates.

     (b) All sampling procedures relevant to the matters covered by this certificate were conducted by Borrower in accordance with Prudent Industry Practices.

     (c) For purposes of this Operations Certificate, the first test period (the "FIRST TEST PERIOD") began on [date] and ended on [date] and was comprised of 5 consecutive Business Days [or such shorter period reasonably acceptable to the Independent Engineer, to the extent reasonably justified based upon the Borrower's current sales volume and other relevant factors], each of which days was a scheduled operating day, and the second test period (the"SECOND TEST PERIOD", and together with the First Test Period, the "TEST Periods") began on [date] and ended on [date] and was comprised of 5 consecutive Business Days [or such shorter period reasonably acceptable to the Independent Engineer, to the extent reasonably justified based upon the Borrower's current sales volume and other relevant factors], each of which days was a scheduled operating day. Approximately one month elapsed between the first day of the First Test Period and the last day of the Second Test Period.

     (d) All product units manufactured during the Test Periods completed required qualification testing, and processes were verified to insure that parts met dimensional requirements.

     (e) Hourly production rates during the Test Periods were determined by the total number of good parts that were completed on the specific lines for the hours scheduled for the production run during the Test Period. Total hours included set-up and required maintenance completed during the Test Period ("TOTAL HOURS"). The average hourly rates of production, expressed in units produced per hour, for the Total Hours, for each of the lines or operations listed below, were each within 90% of the hourly rate listed after such line or operation:

                  Line/Operation                     Hour Rate (Units)
                  --------------                     -----------------
                  Line 427                           150
                  Spinners                           52 light discs (each Spinner)
                  E-Coat                             570 (Wheels and Rims)
                  [Line A-8                          138]
                  SARA                               225

     All the foregoing tests, except as specifically otherwise provided herein, in this Section (e) have been performed during each of the Test Periods.

     (f) During the First Test Period the actual quantities were:

                                               Scheduled       Actual Production
Scheduled Quantities   Actual Quantities    Production Hours         Hours
--------------------   -----------------    ----------------         -----


     (g) During the Second Test Period the actual quantities were:

                                               Scheduled       Actual Production
Scheduled Quantities   Actual Quantities    Production Hours         Hours
--------------------   -----------------    ----------------         -----

     (h) Attached to this Operations Certificate is a true and complete copy of an Acknowledgment of the Independent Engineer in connection with this Operations Certificate.

     (i) The Plant is being operated by the Borrower in accordance with Prudent Industry Practices.

     The Borrower hereby certifies, after due inquiry, that the facts stated by the Borrower in this Certificate are true and complete.

     IN WITNESS WHEREOF, I, [name of Senior Officer], have caused this certificate to be duly executed.

Dated:


                         ACCURIDE DE MEXICO, S.A. DE C.V.


                         By:  ___________________________
                               Name:
                               Title:  [Senior Officer]

                                 ACKNOWLEDGMENT


     This Acknowledgment is being delivered by the undersigned, [Name of Independent Engineer], a [________________] duly organized and validly existing under the laws of the [State] of [_______________], in connection with the Completion Guaranty Agreement, dated as of July 9, 1998, among the Borrower, ACCURIDE CORPORATION, a Delaware corporation, INDUSTRIA AUTOMOTRIZ, S.A. DE C.V., a corporation organized and existing under the laws of the United Mexican States, and CITIBANK MEXICO, S.A., GRUPO FINANCIERO CITIBANK, as the same may be amended, supplemented or otherwise modified from time to time.

     [Name of Independent Engineer] hereby certifies that it has reviewed the Operations Certificate dated [___________] and has performed such inspections, observations, analyses and other procedures which we have, in our reasonable judgment, deemed necessary for purposes of this acknowledgment. Such procedures, including the names of our employees or agents who performed them, are described in Appending B-2-B to this acknowledgment. Based on such procedures described above, we hereby certify that, to the best of our knowledge, each of the certifications of the Borrower set forth in the Operations Certificate is true and correct in all material respects as of the date hereof.

     IN WITNESS WHEREOF, [name of Independent Engineer] has caused this acknowledgment to be duly executed.


Dated:


                                      [Name of Independent Engineer]


                                      By:    ___________________________
                                             Name:
                                             Title:

                                                                    Appendix A-3
                                                          to Completion Guaranty


                      FORM OF LEGAL CONDITIONS CERTIFICATE

CITIBANK MEXICO, S.A.
GRUPO FINANCIERO CITIBANK, as Lender
Grupo Financiero Citibank
Reforma 390,
Mexico City, Mexico, D.F.  06695

Attention:  Doug Schmidt

Re:  ACCURIDE DE MEXICO, S.A. DE C.V.

Ladies and Gentlemen:

     This is the certificate referred to in clause (c) of Section 1.02 of the Completion Guaranty Agreement, dated as of July 9, 1998, among the Borrower, ACCURIDE CORPORATION, a Delaware corporation, INDUSTRIA AUTOMOTRIZ, S.A. DE C.V., a corporation organized and existing under the laws of the United Mexican States, and CITIBANK MEXICO, S.A., GRUPO FINANCIERO CITIBANK, as the same may be amended, supplemented or otherwise modified from time to time (the "COMPLETION GUARANTY"). Capitalized terms herein and in the appendices hereto, except as otherwise defined herein, shall have the meanings assigned to them in the Completion Guaranty.

     I, [Name], as _________________________ of the Borrower, hereby certify after due inquiry that, to the best of my knowledge, as of the date hereof:

     (a) Each of the Construction Documents remains in full force and effect.

     (b) The authorizations, approvals and consents from governmental authorities in the United Mexican States listed in Schedule 4.01(d)(ii) to the Credit Agreement that are still required as of the date hereof, any others that as of the date hereof have become required for, and in each case are material to, operation of the Plant substantially as it was operated during the Test Period referred to in the Operations Certificate, and those which are necessary for the current stage of development of the Plant are in full force and effect and not subject to appeal.

     (c) The security interests required to be created by or pursuant to the Collateral Documents are in full force and effect.

     (d) No Default has occurred and is continuing.

     (e) There are no contractors' liens (other than Permitted Liens as such term is defined in the Credit Agreement) under Mexican law or under any Construction Documents on any of the Physical Facilities of the Borrower.

     The Borrower hereby certifies, after due inquiry, that the facts stated by the Borrower in this Certificate are true and complete.

     IN WITNESS WHEREOF, I, [name] have caused this certificate to be duly executed.


Dated:


                               ACCURIDE DE MEXICO, S.A. DE C.V.


                               By:  ___________________________
                                     Name:
                                     Title:

                                                                    Appendix A-4
                                                          to Completion Guaranty


                          FORM OF INSURANCE CERTIFICATE

CITIBANK MEXICO, S.A.
GRUPO FINANCIERO CITIBANK, as Lender
Grupo Financiero Citibank
Reforma 390,
Mexico City, Mexico, D.F.  06695

Attention:  Doug Schmidt

Re:  ACCURIDE DE MEXICO, S.A. DE C.V.

Ladies and Gentlemen:

     This is the certificate referred to in clause (d) of Section 1.02 of the Completion Guaranty Agreement, dated as of July 9, 1998, among the Borrower, ACCURIDE CORPORATION, a Delaware corporation, INDUSTRIA AUTOMOTRIZ, S.A. DE C.V., a corporation organized and existing under the laws of the United Mexican States, and CITIBANK MEXICO, S.A., GRUPO FINANCIERO CITIBANK, as the same may be amended, supplemented or otherwise modified from time to time (the "COMPLETION GUARANTY"). Capitalized terms herein and in the appendices hereto, except as otherwise defined herein, shall have the meanings assigned to them in the Completion Guaranty.

     I, [Name], as _________________________ of the Borrower, hereby certify after due inquiry that, as of the date hereof all minimum insurance coverage required to be now in effect pursuant to Section 5.01(d) of the Credit Agreement is in full force and effect.

     Attached to this Insurance Certificate is a true and complete copy of the Acknowledgment of the Insurance Consultant in connection with this Insurance Certificate.

     The Borrower hereby certifies, after due inquiry, that the facts stated by the Borrower in this Certificate are true and complete.

     IN WITNESS WHEREOF, I, [name] have caused this certificate to be duly executed.


Dated:


                                         ACCURIDE DE MEXICO, S.A. DE C.V.


                                         By:    ___________________________

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                                                Name:
                                                Title:

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                                 ACKNOWLEDGMENT

     This Acknowledgment is being delivered by the undersigned, [Name of Insurance Consultant], a [________________] duly organized and validly existing under the laws of the [State] of [_______________], in connection with the Completion Guaranty Agreement, dated as of July 9, 1998 among the Borrower, ACCURIDE CORPORATION, a Delaware corporation, INDUSTRIA AUTOMOTRIZ, S.A. DE C.V., a corporation organized and existing under the laws of the United Mexican States, and CITIBANK MEXICO, S.A., GRUPO FINANCIERO CITIBANK, as the same may be amended, supplemented or otherwise modified from time to time.

     [Name of Insurance Consultant], hereby certifies that it has reviewed the Insurance Certificate dated [___________] and has performed such reviews and other procedures which we have, in our reasonable judgment, deemed necessary for purposes of this acknowledgment. Such procedures, including the names of our employees or agents who performed them, are described in Appendix A-4-A to this acknowledgment. Based on such procedures, we hereby certify that, to the best of our knowledge, each of the certifications of the Borrower set forth in the Insurance Certificate is true and correct in all material respects as of the date hereof.

     IN WITNESS WHEREOF, [name of Insurance Consultant] has caused this acknowledgment to be duly executed.


Dated:


                                     [Name of Insurance Consultant]


                                     By:    ___________________________
                                            Name:
                                            Title: